SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

CODESMART HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Seventh Avenue, 7th Floor
New York, NY 10001
(Address of Principal Executive Offices)

646-248-8550
(Registrant’s telephone number)

 (former name or former address, if changed since last report)
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement
Item 2.01     Completion of Acquisition or Disposition of Assets

On October 31, 2013, CodeSmart Holdings, Inc. (the “Company”) consummated and closed a share exchange transaction with Jasper Group Holdings, Inc. (“Jasper”) pursuant to a Share Exchange Agreement dated October 7, 2013 and amended as of October 31, 2013 (the “Share Exchange Agreement,” such transaction referred to as the “Share Exchange Transaction”), whereby (i) the Company received 1,106,678 shares of Jasper’s common stock, par value $0.001 (“Jasper Common Stock”), which will constitute 10% of the outstanding shares of Jasper on a fully-diluted basis; and (ii) in consideration of the Jasper Common Stock, the Company issued to Jasper a total of 400,000 shares (the “Shares”)  of the Company’s common stock, par value $.0001 (“Common Stock”) subject to potential adjustments as set forth below.

Pursuant to the Share Exchange Agreement, on the 120th day following the closing date of the Share Exchange Transaction (the “Measurement Date”), if the aggregate value of the Shares based on the volume weighted average trading price of the Common Stock during the preceding 10 trading days (“VWAP”) exceeds $1,250,000, then Jasper will need to return a number of the Shares so that the aggregate value of the remaining Shares retained by Jasper on the Measurement Date will be $1,000,000. If on the Measurement Date the aggregate value of the Shares based on the VWAP is less than $750,000, then the Company will be obligated to issue additional shares of Common Stock to Jasper so that the aggregate value of the Shares together with such additional shares to be retained by Jasper will be $1,000,000.

The Share Exchange Agreement also contains representations and warranties by the Company and Jasper that are customary for transactions of this type such as, with respect to: organization, good standing and qualification to do business; capitalization; subsidiaries; authorization and validity of the transaction and transaction documents; consents being obtained or not required to consummate the transaction; no conflict or violation of Articles of Incorporations and By-laws or other rules and regulations; investment purpose; accredited investor status; reliance on exemption on the Company’s Common Stock to be exchanged; and transfer or resale pursuant to the Securities Act of 1933, as amended (the “1933 Act”).

The foregoing description of the Share Exchange Agreement is qualified in its entirety by the agreement itself which is annexed hereto as Exhibit 10.1 and the amendment thereto, as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Share Exchange Agreement, as amended, on October 31, 2013, the Company issued 400,000 shares of our Common Stock to Jasper in exchange for 10% of the outstanding shares of Jasper on a fully-diluted basis.

The above referenced issuance of the Company securities was not registered under the 1933 Act. We relied on exemptions under Section 4(2) of the 1933 Act to issue the Company’s shares in the Share Exchange Transaction.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

10.1	Form of Share Exchange Agreement, dated October 7, 2013.

10.2	Form of Amendment to Share Exchange Agreement, dated October 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CodeSmart Holdings, Inc.

Date: November 1, 2013	By:	/s/ Ira Shapiro
Name: Ira Shapiro
Title: Chief Executive Officer

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